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                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of SS&C Technologies, Inc. (the "Company") for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C.
Section 1350, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2005                    By: /s/ William C. Stone
                                              ----------------------------------
                                              William C. Stone
                                              Chief Executive Officer

Date: October 28, 2005                    By: /s/ Patrick J. Pedonti
                                              ----------------------------------
                                              Patrick J. Pedonti
                                              Chief Financial Officer